Day One Biopharmaceuticals Targeted Therapies for People of All Ages August 2023 Day One Biopharmaceuticals

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Cancer Drug Development For People Of All Ages Day One Biopharmaceuticals Growing Portfolio and Runway Beyond Clinical Milestones Tovorafenib (DAY101) Lead Program Mission That Creates Value Day One’s mission is to help children with cancer, from day one and every day after Develop medicines for genomically-defined cancers Establish first-in-class position through rapid pediatric registration Expand to adolescent and adult populations in parallel and pursue those opportunities with the same commitment we do for children Investigational, oral, CNS-penetrant Type II RAF inhibitor Being developed as tablets and pediatric-friendly liquid suspension Breakthrough Therapy Designation Rare Pediatric Disease Designation Orphan Drug Designation (US/EU) Two clinical-stage MEKi assets, in-licensed for combination trials Projected cash runway into 2026 Key FIREFLY-1 milestones Initiated rolling NDA in May 20231 New clinical data presented in June 2023 Expected completion of rolling NDA by October 2023 following submission of an amended clinical study report2 1NDA data set will include analysis of primary (ORR by RANO-HGG) and secondary (ORR by RAPNO-LGG, PFS) efficacy endpoints, safety, and exploratory analyses (including ORR by RANO-LGG). 2Amended clinical study report will include safety and efficacy data from a planned June 2023 data cutoff.

Our Pipeline Day One Biopharmaceuticals Product Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 Recent & Anticipated Milestones Tovorafenib (DAY101) Type II Pan-RAF Inhibitor Relapsed pLGG Frontline pLGG RAF-altered solid tumors2 (monotherapy) Pimasertib MEK 1/2 Inhibitor MAPK-altered solid tumors3 (Combo w/tovorafenib) FDA Breakthrough Therapy Designation for relapsed pLGG FDA Orphan Drug Designation for malignant glioma EC Orphan Designation for glioma FDA Rare Pediatric Disease Designation (PRV Eligible) for pLGG FIREFLY-11 (pivotal) FIREFLY-2 (pivotal) FIRELIGHT-1* FIRELIGHT-1* First patient dosed: March 2023 First patient dosed: November 2021 Poster presented: April 2023 First patient dosed: May 2022 Initiated rolling NDA: May 2023 New clinical data presented: June 2023 Expected rolling NDA complete: October 2023 *Includes patients ≥12 years of age. 1 FIREFLY-1 Arm 1 expected to support registration. 2 DAY101 adult monotherapy Phase 1 dose escalation and expansion trial previously completed. 3 Pimasertib Phase 1 dose escalation and expansion trial previously completed. pLGG, pediatric low-grade glioma. Tovorafenib and Pimasertib are investigational products. Safety and efficacy have not been established by any health authority.

Tovorafenib (DAY101) Type II RAF Inhibitor Day One Biopharmaceuticals

Pediatric Low-Grade Glioma (pLGG): The Most Common Type Of Brain Tumor In Children Day One Biopharmaceuticals PLGGs are chronic and relentless, with patients suffering profound tumor and treatment-associated morbidity that can impact their life trajectory over the long term6 A Serious and Life-Threatening Disease Disease Symptoms7 Cerebral gliomas: Seizures, muscle weakness, behavioral changes Hypothalamic gliomas: Endocrine dysfunction and visual deficits Optic pathway gliomas: Decreased vision (acuity and/or fields), bulging or misalignment of eyes Cerebellar gliomas: Impaired balance, coordination or depth perception Brain stem gliomas: Difficulty swallowing or with speech, abnormal breathing An estimated 26,000 children/young adults are living with BRAF-altered pLGGs in the U.S. today1,2 Surgery plays a significant role in treatment, but 70% of patients require systemic therapy3,4 For the majority of patients in the relapse setting, there is no standard of care and no approved therapies ~70% of pLGGs have BRAF alterations, of these ~85% are BRAF fusions and ~15% are BRAF V600E mutations5 Majority of patients have many years of treatment until the tumors typically senesce by their mid-20s 1 CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis; 2 SEER US complete prevalence counts of patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017. Estimated prevalence are Day One calculations based on publicly available data. 3 Ostrum QT et al., Neuro Oncol. 2015; 16(Suppl 10):x1-x36; 4 De Blank P. et al., Curr Opin Pediatr. 2019 Feb; 31(1):21-27. 5 Jones DTW et al., Cancer Res. 2008; 68:8673–77. 6 Traunwieser T et al., Neurooncol Adv. 2020; 2:vdaa094. 7 Sievert AJ, Fisher MJ. Pediatric low-grade gliomas. J Child Neurol. 2009;24(11):1397-1408. doi:10.1177/0883073809342005.

Day One Biopharmaceuticals Current Treatments Can Be Disruptive To Childhood and Can Have Significant Long-Term Consequences Rash Fever Vomiting Fatigue Anemia Nail infections Ophthalmologic toxicity Cardiac toxicity Significant recovery times Risks of complications Resection may be limited by location of tumor Potential for functional deficits based on location of tumor and extend of resection Risk of secondary malignancy Risk of malignant transformation Risk of vascular proliferation and stroke Neurocognitive impact, depending on location of tumor and radiation field Surgery Chemotherapy Radiation Targeted Therapies Requirement for indwelling catheter and weekly infusions Neutropenia Hypersensitivity reactions Nausea and vomiting Peripheral neuropathy High unmet need for an effective therapy for the majority of pLGG relapsed or progressive patients that is minimally disruptive to their lives. Source: 1. Heitzer AM, Raghubar K, Ris MD, et al. Neuropsychological functioning following surgery for pediatric low-grade glioma: a prospective longitudinal study. J Neurosurg Pediatr. 2019;1-9. doi:10.3171/2019.9.PEDS19357. 2. Bryant R. Managing side effects of childhood cancer treatment. J Pediatr Nurs. 2003;18(2):113-125. doi:10.1053/jpdn.2003.11. 3. Zahnreich S, Schmidberger H. Childhood cancer: occurrence, treatment and risk of second primary malignancies. Cancers (Basel). 2021;13(11):2607. doi:10.3390/cancers/13112607. 4. National Cancer Institute. Fertility issues in girls and women with cancer. http://www.cancer.gov. Accessed June 13, 2022. 5. Alessi I., Caroleo A.M., de Palma L., Mastronuzzi A., Pro S., Colafati G.S., Boni A., Della Vecchia N., Velardi M., Evangelisti M., et al. Short and Long-Term Toxicity in Pediatric Cancer Treatment: Central Nervous System Damage. Cancers. 2022;14:1540. doi: 10.3390/cancers14061540.

Tovorafenib (DAY101) Inhibits Both BRAF Fusions And BRAF V600 Mutations Day One Biopharmaceuticals Source: 1. Sun Y et al., Neuro Oncol. 2017; 19: 774–85; 2. Sievart AJ et al., PNAS. 2013; 110:5957-62; 3. Karajannis MA et al., Neuro Oncol 2014;16(10):1408-16 Tovorafenib (DAY101) is an investigational, oral, selective, CNS-penetrant, type II pan-RAF inhibitor that was designed to inhibit both monomeric and dimeric RAF kinase Activity in tumors driven by both RAF fusions and BRAF V600E mutations Tablet and pediatric-friendly liquid suspension Once weekly dosing Currently approved type I BRAFi are indicated for use in patients with tumors bearing BRAF V600E mutations Type I BRAF inhibitors cause paradoxical MAPK activation in the setting of wild-type RAF, increasing the risk of tumor growth in BRAF fusion-driven RAS-independent activation of the MAPK pathway MAPK pathway RAS RAF MEK ERK Proliferation and survival RAF mutation RAF fusion Proliferation and survival Proliferation and survival Tovorafenib

The Current pLGG Treatment Paradigm Reflects The Unrelenting Nature Of This Chronic Brain Tumor Day One Biopharmaceuticals Because many pLGGs undergo senescence when patients reach their 20s, the goal of therapy is to maximize tumor control while minimizing treatment-associated toxicities from surgery, chemotherapy, and radiation. As a result, a large number of pLGG patients will undergo multiple lines of systemic therapy over the course of their disease. Source: Physician Interviews, Bandopadhayay et al. Pediatric Blood Cancer. 2014; Sievert and Fischer. J Child Neurol. 2009; ClearView Analysis. GTR: Gross Total Resection 1Molecular testing of biopsied samples occurs in all patients. Kandels et. al. Retrospective analysis of comprehensive SIOP registry; Hargrave et. al. Phase I/II;Fangusaro et. al. Phase II Surgical Intervention Suspected pLGG GTR No Recurrence Eventual Recurrence ~80% ~20% ~35% Presentation 1L ~35% 2L Response, no recurrence 3L Chemo (~90%) Chemo (~50%) Chemo (~35%) Other (<5%) Other (<5%) Other (<20%) Targeted Tx (5-10%) Targeted Tx (40-50%) Targeted Tx (40-50%) Response, no recurrence ~50% Biopsy Only ~40% ~20% Molecular Testing Biopsy1 (>95%) No Biopsy (~5%) ≤ Partial Resection ~65% ~50% ~50% Additional lines of therapy

Pivotal Phase 2 Trial Of Monotherapy Tovorafenib (DAY101) In Relapsed Or Progressive pLGG (FIREFLY-1) Day One Biopharmaceuticals Primary endpoint: ORR based on RANO-HGG1, assessed by blinded independent central review Secondary endpoints: ORR by RAPNO-LGG2 assessed by blinded independent central review; PFS, DoR; TTR, CBR; safety Exploratory analyses: ORR and CBR by RANO-LGG3 assessed by blinded independent central review Three arm, open-label, global registrational phase 2 trial Pivotal Arm 1 (recurrent/progressive pLGG, n=77): harboring a KIAA1549-BRAF fusion or BRAF V600E mutation Arm 2 (expanded access recurrent/progressive LGG, n=59): harboring an activating RAF alteration Arm 3 (extracranial solid tumors): harboring an activating RAF fusion Endpoints (Pivotal Arm 1) Trial Design Day –28 to 0 Study Drug Administration 420mg/m2 QW (not to exceed 600mg), QW in 28-day cycles After Cycle 27: patients may either continue treatment or enter drug holiday period at any time (at discretion of investigator) Screening C27D1 Enrollment/ Baseline (C1D1) End of Trial Clinical and radiological evaluations at baseline, and every 3rd cycle for pLGG and every 2nd cycle for solid tumors Eligibility evaluation Treatment period: minimum of 2 years or until progression or toxicity/intolerability Key Inclusion Criteria 6 months – 25 years of age RAF-altered tumor ≥1 prior line of systemic therapy with radiographic progression Prior use of MAPK pathway targeted therapy was permitted Dec 22, 2022 data cutoff. 1 Wen PY, et al. J Clin Oncol. 2010;28(11):1963-1972. 2 Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305–316. 3 van den Bent MJ, et al. Lancet Oncol. 2011;12(6):583-593. Abbreviations: CBR, clinical benefit rate; IRC, independent review committee; C, cycle; D, day; LGG, low-grade glioma; ORR, objective response rate; PFS, progression-free survival; DoR, duration of response; QW, once weekly; TTR, time to response; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; MAPK, mitogen-activated protein kinase. For more information, please refer to NCT04775485

FIREFLY-1 Baseline Patient Characteristics Day One Biopharmaceuticals Dec 22, 2022 data cutoff. *Includes tumors that were extending into multiple regions of the brain, leptomeningeal disease, and/or spinal disease. #Includes 6 patients with BRAF duplication and 2 with BRAF rearrangement per FISH (Fluorescence in situ hybridization) or ISH (in situ hybridization). MAPK, mitogen-activated protein kinase. Characteristic Arm 1 (n=77) Median age, years (range) 8 (2-21) Sex, n (%) Male Female 40 (52) 37 (48) Race, n (%) Black or African American Asian White Multiple Other Not reported 2 (3) 5 (6) 41 (53) 3 (4) 6 (8) 20 (26) Number of lines of prior systemic therapy Median (range) 1, n (%) 2, n (%) ≥3, n (%) 2 (1-9) 18 (23) 21 (27) 38 (49) Prior MAPK pathway targeted therapy, n (%) 46 (60) BRAF alteration (n=77) Location (n=77) Optic pathway 51% BRAF V600E 17% BRAF fusion# 83% Cerebellum 6% Deep midline structures 12% Brain stem 8% Cerebral hemisphere 8% Other 16%*

Tumor Response To Tovorafenib (DAY101) For All Patients With RANO-HGG Evaluable Lesions (n=69) Day One Biopharmaceuticals Response (IRC) RANO-HGG1 Evaluable n=69 ORR (cCR + cPR + uPR), n (%) 46 (67%)* Clinical benefit rate, n (%) cCR, cPR/uPR, or SD cCR, cPR/uPR, or SD for 12 mo+ 64 (93%) 49 (71%) Best overall response, n (%) CR PR (includes 3 uPR) SD PD Not evaluable 4 (6%) 42 (61%) 18 (26%) 4 (6%) 1 (1%) Dec 22, 2022 data cutoff. Percents may not add to 100% due to rounding. Two of 69 patients are not shown in the waterfall plot; one patient passed away due to progressive disease (not related to tovorafenib) before the first imaging assessment and one did not receive T1 Gd+ follow-up imaging. *P<0.001 from two-sided exact binomial test to test null hypothesis of ORR=21% based on Bouffet et al.2 1 Wen PY, et al. J Clin Oncol. 2010;28(11):1963-1972. 2 Bouffet E, et al. J Clin Oncol. 2012;30(12):1358-1363. CBR, clinical benefit rate; cCR, confirmed completed response; cPR, confirmed partial response; CR, complete response; HGG, high-grade glioma; IRC, independent radiology review committee; MAPKi, mitogen-activated protein kinase inhibitor; MR, minor response; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; SD, stable disease; uPR, unconfirmed partial response. There are 17 patients with stable disease of less than 12 months duration and at the time of the data cutoff, 11 remain on treatment. All 3 patients with uPR remain on treatment as of May 23, 2023

Tumor Response To Tovorafenib (DAY101) For All Patients With RAPNO-LGG Evaluable Lesions (n=69*) Day One Biopharmaceuticals Response (IRC) RAPNO-LGG1 Evaluable n=69 ORR (cCR + cPR/uPR + cMR/uMR), n (%) 35 (51%) Clinical benefit rate, n (%) cCR, cPR/uPR, cMR/uMR, or SD cCR, cPR/uPR, cMR/uMR, or SD for 12mo+ 60 (87%) 36 (52%) Best overall response, n (%) CR PR (includes 4 uPR) MR (includes 4 uMR) SD PD# Not evaluable 0 (0%) 17 (25%) 18 (26%) 25 (36%) 8 (12%) 1 (1%) Dec 22, 2022 data cutoff. Percents may not add to 100% due to rounding. Two of 69 patients not shown in waterfall plot; one patient passed away due to progressive disease (not related to tovorafenib) before the first imaging assessment and one patient had visual progressive disease but no evaluable T2 measurements at the time of progression. *Pending adjudication. 1 Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305-316. #PD for RAPNO-LGG was not used to determine treatment discontinuation; patients could continue treatment if there was no PD based on RANO-HGG per investigator’s assessment. CBR, clinical benefit rate; cCR, confirmed completed response; cMR, confirmed minor response; cPR, confirmed partial response; CR, complete response; HGG, high-grade glioma; IRC, independent radiology review committee; LGG, low-grade glioma; MAPKi, mitogen-activated protein kinase inhibitor; MR, minor response; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; SD, stable disease; uMR, unconfirmed minor response; uPR, unconfirmed partial response. There are 28 patients with stable disease of less than 12 months duration and at the time of the data cutoff, 11 remain on treatment. All 4 patients with uPR and 3 patients with uMR remain on treatment as of May 23, 2023

Tumor Response To Tovorafenib (DAY101) For All Patients With RANO-LGG Evaluable Lesions (n=76) Day One Biopharmaceuticals Dec 22, 2022 data cutoff. Percents may not add to 100% due to rounding. #PD for RANO-LGG was not used to determine treatment discontinuation; patients could continue treatment if there was no PD based on RANO-HGG per investigator’s assessment. §Two of 76 patients are not shown in the waterfall plot; one patient passed away due to progressive disease (not related to tovorafenib) before the first imaging assessment, and one patient with missing T1 Gd+ imaging at baseline was deemed NE at all timepoints but had a best SPPD decrease of 65% on T2 imaging. 1 van den Bent MJ, et al. Lancet Oncol. 2011;12(6):583-593. BL, baseline; CBR, clinical benefit rate; cCR, confirmed completed response; cMR, confirmed minor response; cPR, confirmed partial response; CR, complete response; HGG, high-grade glioma; IRC, independent radiology review committee; LGG, low-grade glioma; MAPKi, mitogen-activated protein kinase inhibitor; MR, minor response; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; SD, stable disease; SPPD, sum of the products of perpendicular diameters; uMR, unconfirmed minor response; uPR, unconfirmed partial response. There are 27 patients with stable disease of less than 12 months duration and at the time of the data cutoff, 19 remain on treatment. Response (IRC) RANO-LGG1 Evaluable n=76 ORR (cCR + cPR/uPR + cMR/uMR), n (%) 37 (49%) Clinical benefit rate, n (%) cCR, cPR/uPR, cMR/uMR, or SD cCR, cPR/uPR, cMR/uMR, or SD for 12mo+ 63 (83%) 39 (51%) Best overall response, n (%) CR PR (includes 8 uPR) MR (includes 2 uMR) SD PD# Not evaluable§ 0 (0%) 20 (26%) 17 (22%) 26 (34%) 11 (14%) 2 (3%) All 8 patients with uPR and 2 patients with uMR remain on treatment as of May 23, 2023

Duration Of Tovorafenib (DAY101) Therapy For All Patients With RANO-HGG Evaluable Lesions (n=69) Day One Biopharmaceuticals 11/17 patients with stable disease <12 months remain on treatment as of data cutoff Partial response Complete response Progressive disease Discontinuation due to AE Death Ongoing treatment Discontinued treatment Follow-up after discontinuation of treatment BRAF V600E mutation Prior MEK inhibitor therapy Prior BRAF inhibitor therapy * Analysis for median time to response and median duration of treatment only included confirmed responses. HGG, high-grade glioma; RANO, Response Assessment in Neuro-Oncology. 10.8 MONTHS Median duration of treatment* 2.8 MONTHS Median time to response*

Duration Of Tovorafenib (DAY101) Therapy For All Patients With RANO-HGG & RANO-LGG Evaluable Lesions Day One Biopharmaceuticals RANO-HGG (n=69) RANO-LGG (n=76) * Analysis for median time to response and median duration of response only included confirmed responses. BOR is shown; circles indicate start of response. PD for the purpose of treatment was based on RANO-HGG, not RANO-LGG. BOR, best overall response; HGG, high-grade glioma; LGG, low-grade glioma; PD, progressive disease; RANO, Response Assessment in Neuro-Oncology; DOR, duration of response; CI, confidence interval. As of the data cutoff, the median IRC-assessed DOR based on RANO-LGG criteria was 14.4 months (95% CI: 8.4, not estimable)* As of the data cutoff, the median IRC-assessed DOR based on RANO-HGG criteria was not yet reached (95% CI: 9.0, not estimable)* * *

All RANO-LGG Unconfirmed PR Patients Continue On Treatment With Demonstrable Deepening Of Response (n=8) Day One Biopharmaceuticals Responses for Patients with Unconfirmed Partial Response by RANO-LGG Spider plot for SPPD – baseline and after treatment (RANO-LGG by IRC) – unconfirmed PR patients EOT status based on May 23, 2023 EDC data. Individual patient response data is current as of the data cutoff of December 22, 2022; treatment status data is current as of May 23, 2023. Percent Change from Baseline (%) Months from Baseline SD MR PR CR All 8 patients with unconfirmed partial response by RANO-LGG remain on treatment as of May 23, 2023

Nearly Half Of Patients With Best Response Of PD By RANO-LGG Have Tumor Stabilization And Response With Continued Treatment (n=11) Day One Biopharmaceuticals 5/11 patients with best response of PD by RANO-LGG remain on treatment as of May 23, 2023 Ongoing treatment Discontinued treatment Individual patient response data is current as of the data cutoff of December 22, 2022; treatment status data is current as of May 23, 2023.

Tovorafenib (DAY101) Safety Data (n=136) Day One Biopharmaceuticals Preferred term, n (%) Treatment-emergent AEs Treatment-related AEs Any grade Grade ≥3 Any grade Grade ≥3 Any AE 136 (100) 68 (50) 133 (98) 47 (35) Hair color changes 96 (71) - 96 (71) - Fatigue 68 (50) 4 (3) 54 (40) 4 (3) Vomiting 59 (43) 3 (2) 24 (18) 3 (2) Rash maculo-papular 56 (41) 10 (7) 51 (38) 10 (7) Headache 53 (39) 1 (1) 27 (20) - Pyrexia 43 (32) 2 (1) 15 (11) 1 (1) Nausea 40 (29) - 21 (15) - Dry skin 39 (29) - 34 (25) - Dermatitis acneiform 37 (27) 1 (1) 36 (26) 1 (1) Constipation 36 (26) - 28 (21) - Decreased appetite 35 (26) 4 (3) 25 (18) 3 (2) Epistaxis 34 (25) - 22 (16) - The vast majority of treatment-emergent AEs were Grade 1 or 2 39 patients (29%) required dose modifications due to treatment-related AEs Dose interruptions were brief, with the median time of dose interruption being 2 weeks 5 patients (4%)* discontinued due to AE, with 4 patients (3%) discontinuing due to treatment-related AEs The most commonly reported lab abnormalities were CPK elevation, anemia, hypophosphatemia, and AST elevation Nearly all had no clinical manifestations and did not require clinical intervention or change in study treatment Dec 22, 2022 data cutoff. Table shows treatment-emergent AEs with frequency ≥25% of any grade. Rash erythematous treatment-emergent: any grade, 14 (10%); grade ≥3 1 (1%); treatment-related: any grade, 14 (10%), grade ≥3 1 (1%). *One patient had 2 events (shunt malfunction [not related to tovorafenib] and tumor hemorrhage [related to tovorafenib]). AEs, adverse events.

Incidence And Prevalence Of BRAF-Altered pLGG In The U.S. Day One Biopharmaceuticals ~26,000 Estimated Prevalence 2020 Estimated Incidence Under 25 US Population1 ~105,000,000 Rate of CNS Tumors (0.00521%)2 ~5,500 Gliomas (63%)2 ~3,500 Low Grade (77%)2 ~2,600 Has Received Drug Tx (58%)2 ~1,500 BRAF Altered (70%)2 ~1,100 2017 Estimated SEER Prevalence Under 25 NA ~130,0003 ~82,000 ~63,000 ~36,000 ~26,000 ~1,100 Estimated Annual Incidence 1 US Census; 2 CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis; 3 SEER US complete prevalence counts of patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017. Estimated annual incidence and estimated prevalence are Day One calculations based on publicly available data.

Key Takeaways From FIREFLY-1 Data And Next Steps Day One Biopharmaceuticals Dec 22, 2022 data cutoff. *Pending adjudication. # Analysis for median time to response only included confirmed responses. Next Steps Expected completion of rolling NDA by October 2023 following submission of an amended clinical study report (CSR) CSR will include safety and efficacy data from a planned June 2023 data cutoff Clinically meaningful data from FIREFLY-1 for pediatric patients with recurrent or progressive LGG harboring BRAF fusions or BRAF V600E mutations 67% ORR and 93% clinical benefit rate by RANO-HGG 51% ORR and 87% clinical benefit rate by RAPNO-LGG* 49% ORR and 83% clinical benefit rate by RANO-LGG Responses were observed in patients with either BRAF fusion or BRAF V600E mutations Rapid time to response regardless of response assessment criteria# Responses seen in a heavily-pretreated population where the majority of patients relapsed or progressed after one or more prior MAPK inhibitors Encouraging safety and tolerability profile indicating monotherapy tovorafenib to be generally well-tolerated

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial of Tovorafenib (DAY101) in Frontline pLGG Day One Biopharmaceuticals Confidential Information

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial Of Tovorafenib (DAY101) In Frontline pLGG Day One Biopharmaceuticals 1:1 Randomization Tovorafenib, 420mg/m2 QW (not to exceed 600 mg) Investigator's choice of vincristine/carboplatin* or vinblastine Long-term follow-up (48 months) Stratified by Location of tumor Genomic alteration CDKN2A status Infant CHG diagnosis Non-resectable or sub-total resected LGG AND Requiring first-line systemic therapy N ≈ 400 Primary endpoint: ORR based on RANO-LGG criteria, assessed by blinded independent central review1 The ORR primary analysis is expected to occur ~12 months after the last patient randomized Key secondary endpoints: PFS and DoR by RANO criteria, ORR by RAPNO criteria Other secondary endpoints: changes in neurological and visual function, safety, and tolerability Key exploratory objectives: QoL and health utilization measures Randomized, global, registrational Phase 3 trial of monotherapy tovorafenib (DAY101) vs SoC chemotherapy Eligibility: Patients aged 6 months to <25 years with LGG harboring a RAF alteration and requiring first-line systemic therapy Tovorafenib (DAY101) available as tablets and pediatric-friendly liquid suspension Patients who progress after stopping tovorafenib (DAY101) may be re-challenged Patients who progress in the SoC arm during or post-treatment may cross-over to receive tovorafenib Endpoints Trial Design * COG or SIOPe-LGG regimen. Abbreviations: CHG, chiasmatic, hypothalamic glioma; DoR, duration of response; LGG, low-grade glioma; ORR, objective response rate; QoL, quality of life; QW, once weekly; SoC, standard of care. 1 Primary endpoint of FIREFLY-2 will be ORR by RANO-LGG (2017) following full approval by FDA on March 16, 2023 of dabrafenib with trametinib in pediatric patients with low-grade glioma with a BRAF V600E mutation who require systemic therapy based on a study with the same primary endpoint.

FIRELIGHT-1 Phase 1b/2 Trials Evaluating Tovorafenib (DAY101) as a Monotherapy and as a Combination with Pimasertib Day One Biopharmaceuticals Confidential Information

Phase 2 Study Of Monotherapy Tovorafenib (DAY101) In Solid Tumors (FIRELIGHT-1) Day One Biopharmaceuticals Patients with a known BRAF or CRAF/RAF1 fusion, or CRAF/RAF1 amplification Melanoma cohort “Tissue agnostic” cohort Study Drug Administration ≥ 18 years at 600 mg PO QW 12 to <18 years at 420mg/m2 PO QW DAY101 QW until disease progression2 Safety Follow Up Primary endpoint: ORR by RECIST version 1.1 for non-CNS solid tumors and RANO-HGG criteria for any CNS tumors Secondary endpoints: safety and additional efficacy parameters Single arm, open-label, global phase 1b/2a trial n = 40 patients (approximately) Eligibility: Patients aged 12 years and older with non-hematologic tumor with an activating BRAF fusion, CRAF/RAF1 fusion, or CRAF/RAF1 amplification Endpoints Trial Design1 Abbreviations: ORR, objective response rate; QW, once weekly ; PO, by mouth; BRAF, B-Raf proto-oncogene. 1Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b). 2DAY101 QW until disease progression, intolerable toxicity, withdrawal of consent, or death

Activity of Tovorafenib (DAY101) In SNX8:BRAF Fusion Spindle Cell Sarcoma Day One Biopharmaceuticals Months -30 -24 -18 -12 -6 0 6 Diagnosis BRAF fusion (FISH) CR PD CR Gemcitabine, docetaxel Proton radiotherapy SNX8-BRAF fusion Targeted Therapy Subtotal resection Ifosfamide, doxorubicin, dexrazoxane Tovorafenib Tovorafenib After 2 cycles of tovorafenib Baseline After the first dose of tovorafenib (DAY101), the patient experienced grade 2 rash, which resolved in a day following a dose of diphenhydramine Radiotherapy-related adverse events included hyperpigmentation overlying the spine on the upper back with no skin breaks, and mild dysphagia A male child spindle cell sarcoma, 5-years of age at diagnosis Data cut off: September 30, 2021

Pimasertib MEK1/2 Inhibitor Day One Biopharmaceuticals

Pimasertib: Investigational Allosteric MEK1/2 Inhibitor With Demonstrated Activity In MAPK-Driven Solid Tumors Day One Biopharmaceuticals Pimasertib is an investigational orally-bioavailable, selective, non-competitive MEK1/2 inhibitor in-licensed from Merck KGaA in February 2021 Extensive non-clinical and clinical development work through Phase 2, including a solid tumor trial in Japan and combinations with other MOAs Main AEs typical for all in-class allosteric MEK inhibitors (GI, CPK elevation, skin rash, visual disturbances) Nearly three-fold higher CNS penetration than other MEKi inhibitors (trametinib or selumetinib) Pimasertib showed monotherapy clinical activity, including an improvement in median PFS versus dacarbazine in NRAS mutant melanoma Combination with tovorafenib (DAY101) and other targeted therapies may unlock the full value of pimasertib in advanced solid tumors Sources: Pimasertib Investigator Brochure, v12, 2019; de Gooijer et al., Int J Cancer, 2018; Shaw et al., AACR LB-456, 2012; Lebbe et al., Cancers, 2020.

Vertical MAPK Pathway Inhibition With Tovorafenib (DAY101) And Pimasertib May Unlock Potential Synergy For Adult Solid Tumors Day One Biopharmaceuticals Pan-RAFi + MEKi is synergistic in BRAF fusion melanoma PDX model ex vivo (internal data) Sensitivity of KRAS Q61 mutant cells to pimasertib is enhanced when cells are treated with the type II BRAF inhibitor BGB-283 (Yuan et al., Mol Onc 2020) Tovorafenib (DAY101) + MEK inhibitor is synergistic in KRAS G12C and Q61 mutant tumor cells (Venetsanakos et al., 2021 AACR poster presentation) B C Type II RAFi + MEKi KRAS or NRAS mutant Proliferation, survival RAF/ MEK/ERK RAL PI3K/m TOR A Type II RAFi + MEKI BRAF non-V600 mutant Targeting multiple nodes of MAPK pathway will drive deeper and more durable response Non V600 BRAF dimers are effectively inhibited by type II RAFi , but not type I BRAFi Proliferation, survival MEK ERK

Tovorafenib (DAY101) / Pimasertib Combination To Be Evaluated In Solid Tumors (FIRELIGHT-1) Day One Biopharmaceuticals Pre-identified patients with advanced solid tumors and available clinical molecular profiling information. Phase 1b Tumors with MAPK pathway alterations *Additional biomarker-selected cohorts may be pursued based on developing data Phase 2* NRASmut Selected tumors BRAF fusion selected tumors BRAF Class 1 (non-E/K) and Class 2 mutant tumors DAY101 + Pimasertib until disease progression3 Safety Follow Up Phase 1b: PK, PD and Safety, MTD/RP2D Phase 2: Efficacy (ORR, DOR) Combination dose escalation, global phase 1b/2 trial2 Phase 1b, BOIN (adaptive), n = 10/cohort (approximately) Phase 2, Simon 2-stage, n = 25/cohort (approximately) Eligibility: Patients aged 12 years and older, dose escalation will be performed in advanced solid tumor patients with any MAPK alteration. Expansion cohorts will focus on indications with a potential path to accelerated approval Endpoints Trial Design1 Abbreviations: BOIN, Bayesian Optimal Interval Design; BRAF, B-Raf proto-oncogene, serine/threonine kinase; MAPK, mitogen-activated protein kinase; NRAS, neuroblastoma rat sarcoma viral oncogene. 1Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b). 2Intend to open U.S. and ex-U.S. clinical sties. 3DAY101 + Pimasertib until disease progression, intolerable toxicity, withdrawal of consent, or death

Summary Day One Biopharmaceuticals

Financial Summary: DAWN Day One Biopharmaceuticals $ Millions Six Months Ended 6/30/23 Six Months Ended 6/30/22 R&D Expense $60.0 $37.6 G&A Expense $35.1 $26.9 Net Loss $88.3 $64.3 Projected cash runway into 2026 FIREFLY-1: Pivotal Phase 2 clinical trial of tovorafenib (DAY101) Initiated rolling NDA1 in May 2023 New clinical data presented in June 2023 Expected completion of rolling NDA by October 2023 following submission of an amended clinical study report2 FIREFLY-2/LOGGIC: Pivotal Phase 3 clinical trial of tovorafenib (DAY101) in newly diagnosed pLGG First patient dosed in March 2023 Cash, cash equivalents and short-term investments as of June 30, 2023: $442.9 million (no debt) ~87.0 million shares of common stock outstanding as of August 1, 2023 All financial and share information is unaudited. 1NDA data set will include analysis of primary (ORR by RANO-HGG) and secondary (ORR by RAPNO, PFS) efficacy endpoints, safety, and exploratory analyses (including ORR by RANO-LGG). 2Amended clinical study report will include safety and efficacy data from a planned June 2023 data cutoff.

Next Steps Day One Biopharmaceuticals FIREFLY-1 Initiated rolling NDA in May 2023 New clinical data presented in June 2023 Expected completion of rolling NDA by October 2023 following submission of an amended clinical study report1 FIREFLY-2 Advance tovorafenib as a frontline therapy for patients with pLGG Commercial Continue investment in market and launch preparation activities Business Development Further investment in business development activities to expand our multiple asset portfolio FIRELIGHT-1 Evaluate tovorafenib in combination and as monotherapy in adolescent and adult populations Monotherapy abstract presented at EADO in April 2023 1Amended clinical study report will include safety and efficacy data from a planned June 2023 data cutoff.

Appendix

Progress Of FIREFLY-1 Program: Monotherapy Tovorafenib In Relapsed pLGG Day One Biopharmaceuticals First Patient Dosed in FIREFLY-1 Trial (May 2021) Pivotal Cohort Enrollment Complete in FIREFLY-1 Trial (May 2022) Interim Analysis Data from FIREFLY-1 Trial (Jun 2022) Topline Data from FIREFLY-1 Trial (Jan 2023) Pre-NDA Meeting (Apr 2023) Expected Completion of Rolling NDA Submission (Oct 2023) Updated Clinical Data from FIREFLY-1 Trial Presented at ASCO (Jun 2023) Initial Discussion with FDA including FIREFLY-1 Trial Design (Apr 2020) Initiated Rolling NDA Submission (May 2023)

Diagnostic biopsy Months A 7-years-old female child with an optic pathway glioma, with very poor vision, entropion, folliculitis, eczema, mouth ulceration and xerosis Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Optic Pathway Glioma Day One Biopharmaceuticals PR 1L: Vincristine/carboplatin Best response SD 2L: Trametinib Best response PD 3L: Tovorafenib Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority. -24 -18 -12 -6 0 6 -30 -36 PR (-58%) and improvement in vision reported at cycle 3 AEs included grade 3 erythematous rash requiring dose interruption and dose reduction (400 mg QW to 300 mg QW in cycle 1), and grade 2 eczema and maculopapular rash Patient continues to receive weekly tovorafenib Tumor kinetics (RANO) Tovorafenib After 6 cycles Baseline

Months An 8-years-old female child with a posterior fossa pilocytic astrocytoma, eczema, nausea and constipation Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Posterior Fossa Pilocytic Astrocytoma Day One Biopharmaceuticals Suboccipital craniotomies 2L: Carboplatin/vincristine Best response PR PR 3L: Vinblastine Best response SD -84 -48 -36 -24 -12 0 12 -72 4L: Trametinib Best response SD 5L: Tovorafenib -60 1L: Carboplatin Best response PD After 6 cycles After 3 cycles After 9 cycles Tumor kinetics Tovorafenib Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority. Baseline PR (-69%) at cycle 3 with 500 mg QW tovorafenib, with a deepening of response (80% and 91% in cycles 6 and 9, respectively) over time AEs included grade 2 decrease in neutrophil count, pustular rash, and upper respiratory infection Patient continues to receive weekly tovorafenib

Months A 9-year-old female child with deep midline BRAF V600E-mutant astrocytoma with precocious puberty -60 Case Study: Activity Of Tovorafenib (DAY101) In BRAF V600E Mutation Deep Midline Astrocytoma Day One Biopharmaceuticals PR -48 -36 -24 -12 0 12 2L: Dabrafenib Best response PR 3L: Tovorafenib 1L: Carboplatin/vincristine Best response PR Subtotal resection Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority. Tumor kinetics Tovorafenib After 6 cycles After 3 cycles Baseline PR (-74%) at cycle 3, with a deepening of response (-94%) at cycle 6 AEs included grade 3 maculopapular rash and increased CPK, requiring drug interruption and dose reduction (500 mg QW to 400 mg QW in cycle 1) Tovorafenib dose was re-escalated back to 500 mg QW in cycle 4; patient continues on treatment

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Optic Pathway Glioma Day One Biopharmaceuticals Tumor kinetics Dec 22, 2022, data cut-off. AEs, adverse events; C, contrast; CPK, creatine phosphokinase; G, grade; HGG, high-grade glioma; LGG, low-grade glioma; logMAR, Logarithm of the Minimum Angle of Resolution; MR, minor response; PD, progressive disease; PR, partial response; QW, once weekly; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; VC, vincristine-carboplatin.. Trametinib Tovorafenib Months -48 -36 -24 -12 0 12 -60 24 VC Binimetinib PR Initiated treatment with tovorafenib 400 mg/QW following 3 prior therapies, including binimetinib and trametinib, which were discontinued due to PD At cycle 3, PR (-88%) per RANO-HGG, and MR (-32% and -40%) per RAPNO-LGG and RANO-LGG, respectively Sustained improvements in visual acuity reported; logMAR change 0.2 → 0 PD criteria met (-94% to -91%) with RANO-HGG at cycle 15; continued treatment as investigator deemed no radiographic progression with subsequent reduction in target lesion (-97%) AEs were G2 (drug eruption, elevated CPK) and G1 (hair color change, paronychia, growth retardation) 8-year-old boy with relapsed pilomyxoid astrocytoma of the optic pathway, with visual loss in right eye, visual field loss in left eye, fatigue, intermittent nausea/vomiting, intermittent headaches, anorexia, and temperature regulation disorder T1 + C (baseline and post-cycle 3) T2 (baseline and post-cycles 3 & 12)

Collaboration between Day One and the LOGGIC consortium, internationally recognized experts in pLGG research Coupled with the LOGGIC-CORE molecular diagnostic program Worked jointly on the study design and discussions with the U.S. and EU regulatory authorities FIREFLY-2/LOGGIC: Pivotal Phase 3 Study Of Tovorafenib (DAY101) In Newly Diagnosed pLGG Day One Biopharmaceuticals ~5 Sites Approximately 100 potential sites (~65 from the LOGGIC consortium) ~20 Sites ~65 Sites ~10 Sites

Results From Independent Radiology Review Of PNOC014 Day One Biopharmaceuticals RAPNO: Response assessment for pediatric neuro-oncology (exploratory) RANO-HGG: Response assessment for neuro-oncology-high grade glioma Volumetric image analysis (exploratory) Best response from baseline Date of data cutoff: 02 JAN 2020 Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020

Multiple Rapid, Deep And Durable Responses Observed Following Initiation Of Tovorafenib (DAY101) Treatment Of pLGG Patients In PNOC014 Day One Biopharmaceuticals Date of data cutoff: 02 JAN 2020 Adapted from Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020 Fangusaro J et al. Lancet Oncol 2019 Growth kinetics of Target Lesions from Screening

Drug-related Adverse Events Observed for Tovorafenib (DAY101) in PNOC014 Showed Favorable Safety and Tolerability Profile in pLGG Day One Biopharmaceuticals Toxicities Grade 1-2 Grade 3 Grade 4 Anemia 6 (67%) Hypophosphatemia 4 (44%) Fatigue 5 (55%) Rash 8 (89%) Achromotrichia 7 (78%) Pruritis 6 (67%) Photosensitivity 1 (11%) Nevus 7 (78%) Alopecia 3 (34%) Epistaxis 2 (22%) Dry skin 3 (34%) Myalgias/arthralgias 3 (34%) Anorexia 2 (22%) Cheilitis 3 (34%) Hypermagnesemia 1 (11%) Bleeding gums 1 (11%) Increased AST 4 (44%) Nausea/vomiting 3 (33%) CPK elevation 1 (11%) Weight loss 2 (22%) DAY101 AE summary Most common toxicity: skin AEs reversible and all manageable Single, reversible Grade 3 event No Grade 4 AEs No dose reductions (vs. 40% of patients on selumetinib montherapy required dose reductions) Drug-related AEs for Tovorafenib (DAY101) Toxicities Grade 1-2 Grade 3 Grade 4 Increased ALT 20 (40%) 1 (2%) CPK elevation 34 (68%) 5 (10%) Diarrhea 27 (54%) 2 (4%) Decreased ejection fraction 19 (38%) 1 (2%) Gastric haemorrhage 1 (2%) Headache 14 (28%) 1 (2%) Decreased lymphocyte count 19 (38%) 1 (2%) Neutropenia 14 (28%) 3 (6%) Paronychia 19 (38%) 3 (6%) Rash (acneiform) 29 (58%) 2 (4%) Rash (maculopapular) 26 (52%) 5 (10%) Skin infection 7 (14%) 1 (2%) Tooth infection 1 (2%) Weight gain 5 (10%) 1 (2%) Vomiting 22 (44%) Nausea 21 (42%) Increased AST 25 (50%) Anemia 28 (56%) Pruritis 10 (20%) Dyspnea 30 (60%) Drug-related AEs for selumetinib Date of DAY101 data cutoff: 02 JAN 2020; Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020; Fangusaro J et al. Lancet Oncol 2019

Preliminary Clinical Activity Of Tovorafenib (DAY101) Monotherapy In BRAF Fusion Melanoma Day One Biopharmaceuticals Parameter Description/outcome Stage at diagnosis III EGOC status 0 Prior therapies Multiple lymphadenectomies and skin lesion excision surgery Pembrolizumab (11 weeks): Best response: SD Tovorafenib treatment to date in FL-1 102a (melanoma cohort)* 600 mg QW 5 cycles with no dose interruption or modifications due to AEs Antitumor activity results to date* CR (11-week scan)†; confirmed at 16 weeks‡ Safety results to date* TRAEs: Transient rash (G1 and G2) Anemia (G2) TEAE: Neck pain (G1) Patient 1: 53-year-old male with AGK-BRAF fusion non-spitzoid cutaneous melanoma *Data cutoff Feb 8, 2023. †Out of window per protocol. ‡per RECIST v1.1. AE, adverse event; CR, complete response; ECOG, Eastern Cooperative Oncology Group; FL-1, FIRELIGHT-1; G, grade; QW, once weekly; RECIST, response evaluation criteria in solid tumors; SD, stable disease; TEAE, treatment-emergent adverse event; TRAEs, treatment-related adverse events; y/o, years of age.

Preliminary Clinical Activity Of Tovorafenib (DAY101) Monotherapy In BRAF Fusion Melanoma Day One Biopharmaceuticals Parameter Description/outcome Stage at diagnosis Unknown EGOC status 1 Prior therapies Radiation Nivolumab (12 mo, adjuvant setting): No best response, disease resected Nivolumab + ipilimumab (3 cycles): Best response: PD after 2 mo Tovorafenib treatment to date in FL-1 102a (melanoma cohort)* 600 mg QW 5 cycles with no dose interruption or modifications due to AEs Antitumor activity results to date* PR (8-week scan); confirmed at 16 weeks† Safety results to date* TRAEs: Rash - maculopapular (G1) Headache (G1) Fatigue (G1) Patient 2: 35-year-old male with TRIM33-BRAF fusion malignant melanoma *Data cutoff Feb 8, 2023. †per RECIST v1.1. AE, adverse event; ECOG, Eastern Cooperative Oncology Group; FL-1, FIRELIGHT-1; G, grade; mo, months; PD, progressive disease; PR, partial response; QW, once weekly; RECIST, response evaluation criteria in solid tumors; TRAEs, treatment-related adverse events; y/o, years of age.

Preliminary Clinical Activity Of Tovorafenib (DAY101) Monotherapy In BRAF Fusion Melanoma Day One Biopharmaceuticals Parameter Description/outcome Stage at diagnosis II EGOC status 0 Prior therapies Radiation Pembrolizumab (2 mo): Best response: SD Tovorafenib treatment to date in FL-1 102a (melanoma cohort)* 600 mg QW 3 cycles with no dose interruption or modifications due to AEs Antitumor activity results to date* PR (7-week scan)†,‡; is awaiting a confirmatory scan Safety results to date* TRAEs: Urticaria (G1) Hand-foot syndrome (G1) Patient 3: 71-year-old male with MKRN1-BRAF fusion non-spitzoid cutaneous melanoma *Data cutoff Feb 8, 2023. †In window per protocol. ‡per RECIST v1.1. AE, adverse event; ECOG, Eastern Cooperative Oncology Group; FL-1, FIRELIGHT-1; G, grade; mo, months; PR, partial response; QW, once weekly; RECIST, response evaluation criteria in solid tumors; SD, stable disease; TRAEs, treatment-related adverse events; y/o, years of age.